UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.)

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American Funds Insurance Series

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Important news about American Funds Insurance Series® shareholder meeting

Proxy statement

Important Proxy Material

PLEASE CAST YOUR VOTE NOW

American Funds Insurance Series

333 South Hope Street, 55th Floor

Los Angeles, California 90071

August 31, 2018

Dear Shareholder or Contractholder:

I am writing to let you know that a special shareholder meeting for American Funds Insurance Series (the “Series”) will be held on November 28, 2018 at the office of Capital Group, 333 South Hope Street, Los Angeles, California 90071 at 9:00 a.m. Pacific Time.

At the meeting, shareholders of the Series will be asked to vote to elect board members. Detailed information about the proposal, including, in particular, a description of the proposed slate of trustees, is contained in the enclosed material and Proxy Statement, which we invite you to review closely.

Importantly, the current Trustees of the Series, most of whom are not affiliated with Capital Group, have considered the proposal and have determined that the proposal detailed in the Proxy Statement is in the best interest of the Series, its individual portfolio funds and its shareholders, and unanimously recommend that you vote “FOR” each of the nominees.

Whether or not you plan to attend the meeting in person, we need your vote regardless of how many shares you own. We realize that you lead a busy life and may be tempted to put aside this proxy information for another time. By responding promptly, you will save the Series the expense of additional follow-up mailings and solicitations. Please vote today.

Voting is quick and easy. You may vote your shares by telephone, via the Internet or by simply completing and signing the enclosed proxy card or voting instruction form (your ballot), and mailing it in the postage-paid envelope included in this package. If you have questions, please call us toll-free at (800) 421-4225. We will be glad to help you cast your vote quickly. Thank you for participating in this important initiative.

Sincerely,

/s/Timothy D. Armour

Timothy D. Armour

Chairman of the Board and Principal Executive Officer

Capital Research and Management Company,

Investment Adviser to American Funds Insurance Series

IMPORTANT INFORMATION

TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

The enclosed material is for a special meeting of shareholders (the “Shareholder Meeting”) of American Funds Insurance Series (the “Series”), at which shareholders of the Series are being asked to elect a board of trustees for the Series. The Shareholder Meeting is scheduled to be held on Wednesday, November 28, 2018 at the office of Capital Group, 333 South Hope Street, Los Angeles, California 90071 at 9:00 a.m. Pacific Time. The material discusses the proposal (the “Proposal”) to be voted on at the Shareholder Meeting (including, in particular, a description of the proposed slate of nominees), and includes the Proxy Statement and voting instruction form(s) or proxy card(s).

The Shareholder Meeting will be held jointly at the same time and place with shareholder meetings of certain other funds and series of the American Funds family of mutual funds (the “other American Funds”). The shareholders of the other American Funds are also being asked to elect a board of directors or trustees for each of their respective funds. Their proposal is set forth in a separate Joint Proxy Statement dated August 31, 2018.

The Board of Trustees of the Series is soliciting the vote of shareholders of the Series on the Proposal. The shares of the Series are sold to separate accounts (“Separate Accounts”) of certain life insurance companies (the “Participating Insurance Companies”) to fund benefits payable under certain variable annuity contracts and variable life insurance policies (together, “Variable Contracts”) issued by the Participating Insurance Companies. The Separate Accounts are the shareholders of record of the Series. Except as otherwise may be provided by applicable law, the owners of Variable Contracts (“contractholders”) whose Separate Accounts hold shares of the Series have the right, and are being asked, to provide voting instructions to the Participating Insurance Company as to how the Separate Account should vote the shares of the Series on the Proposal. The Participating Insurance Companies have agreed to solicit the contractholders and to vote at the Shareholder Meeting, to the extent required, the shares of the Series that are held in the Separate Accounts in accordance with timely instructions received from contractholders.

If you are a contractholder, please find the enclosed voting instruction form(s). When you vote your voting instruction form, it tells the Participating Insurance Company how you wish to vote the Series shares attributable to your Variable Contract on the Proposal. If you are a shareholder, one or more proxy cards are enclosed. The enclosed material contains information about the Proposal being presented for your consideration. We request your prompt attention and vote by mail using the enclosed voting instruction form(s) or proxy card(s).

We urge you to review the Proposal in the Proxy Statement. Then, please fill out and sign the voting instruction form(s) or proxy card(s) and return it (them) to us so that we know how you would like to vote. When contractholders return their voting instructions promptly, the Series may be able to save money by not having to conduct additional solicitations, including having the Participating Insurance

Companies forward additional mailings. If your Variable Contract has amounts allocated to two or more portfolio funds of the Series, you may receive a voting instruction form for each fund. PLEASE VOTE EACH VOTING INSTRUCTION FORM OR PROXY CARD THAT YOU RECEIVE.

For your convenience, you may be able to vote via the Internet or by telephone 24 hours a day. Please follow the instructions on your voting instruction form(s) or proxy card(s) to vote via the Internet or by telephone.

Please read the full text of the Proxy Statement. Below is a brief overview of the Proposal. Your vote is important.

Why am I being asked to vote?

You are, or were as of the record date (August 31, 2018), a contractholder or shareholder of the Series. The Proposal requires the approval of shareholders of the Series. The Board of Trustees (the “Board”) of the Series has approved the Proposal and recommends that you vote “FOR” each of the nominees.

Shareholders of the other American Funds are also being asked to elect a board of directors or trustees for each of their respective funds in a separate Joint Proxy Statement dated August 31, 2018.

What am I being asked to vote on?

You are being asked to vote on the Proposal to elect Board members of the Series. It has been a number of years since the Series held a special meeting of shareholders to elect Trustees, and subsequent changes in the composition of the Board now necessitate the election of the nominees. Under the Investment Company Act of 1940 (the “1940 Act”), the Board may fill vacancies by appointment so long as, after the Board fills the vacancy, at least two-thirds of the Board members were elected by shareholders. By electing Trustees now, the Series’ Board will be able to add new members for a longer period without the expense of conducting additional shareholder meetings. The Proxy Statement contains information relevant to the consideration of nominees for the Board.

Have the Series’ Board approved the Proposal?

The Board has approved the Proposal and recommends that you vote “FOR” each of the nominees.

What are the reasons for and advantages of the Proposal?

The Proposal is intended to give the Series flexibility to add Trustees and to efficiently manage costs over the long term.

What if the Proposal is not approved?

The affirmative vote of a majority of votes cast in person or by proxy at the Shareholder Meeting is required to approve the Proposal. In voting for the Proposal, shareholders of the Series will vote together and not by individual portfolio fund.

If there are not enough votes to approve the Proposal by the time of the Shareholder Meeting, the meeting may be adjourned to permit further solicitation of proxy votes. If the Series’ shareholders do not ultimately approve the Proposal, the Series’ Board and Capital Research and Management Company (“CRMC”), the investment adviser to the Series, will continue to operate the Series and each of its portfolio funds as they currently do.

Shares for which no voting instructions are given will generally be voted by the Participating Insurance Company, if required, in proportion to those shares for which timely instructions are received. The effect of this proportional voting is that contractholders representing a small number of shares may determine the outcome of the vote on the Proposal.

Who is Computershare Fund Services?

Computershare Fund Services (“Computershare”) is not affiliated with the Series or CRMC, and is a company that specializes in assisting financial firms with shareholder meetings. The Series has hired Computershare to contact shareholders and record proxy votes. As the Shareholder Meeting approaches, shareholders who have not yet voted their shares may receive a phone call from Computershare asking for shareholders’ votes so that the Shareholder Meeting will not need to be adjourned or postponed.

Who will pay the costs associated with obtaining shareholder approval of the Proposal?

The Board of the Series has determined that the expenses associated with obtaining shareholder approval of the Proposal, including printing and mailing of this Proxy Statement and solicitation of contractholders’ votes, are appropriate expenses for the Series to incur. Accordingly, the Series will bear these costs. We estimate that these costs will average across the Series less than $1.00 per contractholder account. We do not anticipate that telephone solicitations will be conducted to obtain voting instructions from contractholders; however, if such solicitations become necessary the costs per contractholder may increase.

How many votes am I entitled to cast?

As a shareholder of the Series, you are entitled to one vote per share and a proportionate fractional vote for each fractional share you own of the Series on the record date (August 31, 2018). As a contractholder, your vote will be applied to the number of shares of the Series that underlie the Variable Contract(s) you own on the record date.

How do I vote my shares?

You may vote your shares via the Internet or by telephone, by mail or by attending the Shareholder Meeting in person. To vote via the Internet (24 hours a day) or by telephone (24 hours a day), please visit the website or call the number on your voting instruction form(s) or proxy card(s) and follow the instructions. When voting via the Internet or by telephone you will be required to enter the identifying numbers that appear on your voting instruction form(s) or proxy card(s).

You can vote by mail by completing, signing and dating the enclosed voting instruction form(s) or proxy card(s) and mailing it (them) in the enclosed postage-paid envelope. Voting instruction forms and proxy cards that are signed and dated but not completed will be voted “FOR” each of the nominees.

If you need assistance, or have any questions regarding the Proposal or how to vote your shares, please call American Funds at (800) 421-4225.

You can help reduce shareholder costs by voting promptly. Your vote is important, regardless of the number of shares you own or that underlie your Variable Contract(s). Please read the enclosed material and vote your shares.

How do I sign the voting instruction form or proxy card?

When voting via the Internet or by telephone you will be required to enter the identifying numbers that appear on your voting instruction form(s) or proxy card(s). If voting by mail, please complete, sign and date the voting instruction form(s) or proxy card(s). When signing the voting instruction form(s) or proxy card(s):

Individual accounts: Shareholders should sign exactly as their names appear on the account registration shown on the voting instruction form or proxy card.

Joint accounts: Either owner may sign the voting instruction form or proxy card, but the name of the person signing should conform exactly to the name shown in the registration.

All other accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign “Mary Smith, Trustee.”

v

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

August 31, 2018

To shareholders and contractholders:

Notice is given that a special meeting of shareholders (the “Shareholder Meeting”) of American Funds Insurance Series (the “Series”) will be held on Wednesday, November 28, 2018, at the office of Capital Group, 333 South Hope Street, Los Angeles, California 90071, at 9:00 a.m. Pacific Time, and at any adjournment or adjournments thereof, for the following purposes:

1.	To elect board members of the Series (the “Proposal”).

2.	To consider and act upon any other business as may properly come before the Shareholder Meeting and any adjournment or adjournments thereof.

The Board of Trustees of the Series recommends that you vote “FOR” each of the nominees.

The proposed business cannot be conducted for the Series at the Shareholder Meeting unless the required quorum of shares of the Series outstanding on August 31, 2018 (the “Record Date”) is present in person or by proxy. Therefore, please cast your vote via the Internet or by telephone or mark, sign, date and return the enclosed voting instruction form(s) or proxy card(s) as soon as possible. You may revoke your voting instruction or proxy at any time before its use. Only shareholders of record of the Series at the close of business on the Record Date are entitled to notice of and to vote at the Shareholder Meeting and any adjournment or adjournments thereof.

This notice and the accompanying proxy material are first being sent to shareholders and contractholders on or about August 31, 2018.

By order of the Board of Trustees of the Series,

Steven I. Koszalka

Secretary

You are invited to attend the Shareholder Meeting in person. However, you may vote prior to the Shareholder Meeting via the Internet, by telephone or by returning your completed voting instruction form(s) or proxy card(s). Your vote is important no matter how many shares you owned or that underlaid your Variable Contract(s) on the Record Date.

Important

You can help the Series avoid the expense of further proxy solicitation by promptly voting your shares using one of three convenient methods: (a) by accessing the Internet website as described in the enclosed voting instruction form(s) or proxy card(s); (b) by calling the toll-free number as described in the enclosed voting instruction form(s) or proxy card(s); or (c) by signing, dating and returning the enclosed voting instruction form(s) or proxy card(s) in the enclosed postage-paid envelope.

PROXY STATEMENT

TABLE OF CONTENTS

Page
Part I – The Proposal

Information about Voting on the Proposal	2

The Proposal – To Elect Trustees	3

Part II

Additional Information about the Series	13

Audit Committee	14

Further Information About Voting and the Shareholder Meeting	15

EXHIBIT

Exhibit A – Form of Nominating and Governance Committee Charter

PART I — THE PROPOSAL

INFORMATION ABOUT VOTING ON THE PROPOSAL

Shares of each portfolio fund of the Series are sold to separate accounts, or, if applicable, to mutual funds owned by separate accounts (such separate accounts and mutual funds collectively referred to herein as “Separate Accounts”), of certain life insurance companies (the “Participating Insurance Companies”) to fund benefits payable under certain variable annuity contracts and variable life insurance policies (together, “Variable Contracts”) issued by the Participating Insurance Companies. The Separate Accounts are the shareholders of the Series. The Separate Accounts invest in shares of the Series in accordance with instructions from owners of the Variable Contracts (“contractholders”).

In accordance with applicable law, the Separate Accounts, which are the shareholders of record of the Series, in effect, generally pass along their voting rights to the contractholders. Each Participating Insurance Company is seeking instructions as to how the contractholders wish the Participating Insurance Company to vote the shares of the Series technically owned by the Separate Account, but in which the contractholders may have or may be deemed to have a beneficial interest. The Participating Insurance Companies communicate directly with the contractholders about the procedures that the Participating Insurance Companies follow in seeking instructions and voting shares under the particular Separate Account. Each Participating Insurance Company has agreed to solicit the contractholders, and to vote at the Shareholder Meeting, to the extent required, the shares of the Series that are held in the Separate Accounts in accordance with timely instructions received from the contractholders.

WHO IS ELIGIBLE TO VOTE?

Shareholders of record of the Series at the close of business on August 31, 2018 (the “Record Date”) are entitled to be present and to vote at the Shareholder Meeting or any adjournment thereof. Each share of record of the Series is entitled to one vote (and a proportionate fractional vote for each fractional share). In addition, the contractholders that had a Separate Account holding shares of the Series as of the close of business on the Record Date are entitled to instruct the applicable Participating Insurance Company on how to vote on the Proposal and may also attend the Shareholder Meeting.

HOW ARE VOTES APPLIED TO THE PROPOSAL?

Voting instruction forms and proxy cards that are properly executed, dated and completed prior to the Shareholder Meeting will be voted as specified. Voting instruction forms and proxy cards that are properly executed and dated, but not completed for the Proposal, will be voted “FOR” each of the nominees.

Shares for which no voting instructions are given will generally be voted by the Participating Insurance Company, if required, in proportion to the voting instructions received for those shares for which timely instructions are received. The effect of this proportional voting is that contractholders representing a small number of Series shares may determine the outcome of the vote on the Proposal. Certain Participating

Insurance Companies may require a certain threshold of response from contractholders to be met before employing this proportional voting.

MAY I REVOKE MY VOTING INSTRUCTIONS OR PROXY?

If you are a contractholder, you may revoke your voting instructions by sending a written notice to the applicable Participating Insurance Company expressly revoking your instructions, by signing and forwarding to the Participating Insurance Company later-dated voting instructions, or otherwise giving notice of revocation at the Shareholder Meeting.

If you are a direct owner of Series shares, you may revoke your proxies at any time before they are voted by forwarding a written revocation or a later-dated proxy to the Series, provided that such revocation or later-dated proxy is received by the Series at or prior to the Shareholder Meeting, or by attending the Shareholder Meeting and voting in person.

OTHER INFORMATION ABOUT VOTING

The affirmative vote of a majority of votes cast in person or by proxy at the Shareholder Meeting is required to approve the Proposal. The votes of all shareholders of the Series will be cast toward the Proposal without regard to the portfolio funds of the Series in which those shares are held. In other words, the aggregate votes by shareholders of all of the portfolio funds of the Series cast for the Proposal will be applied toward the Proposal. In effect, the Proposal may pass even if it is not approved by the shareholders of any one of the Series’ portfolio funds.

THE PROPOSAL: TO ELECT TRUSTEES

The purpose of the Proposal is to elect trustees (“Trustees”) of the Board of Trustees (the “Board”) for the Series. You are being asked to vote for the election of Trustees for the Series.

Eleven Trustees are proposed to be elected (“nominees”), each to hold office until he or she resigns or a successor is elected and qualified. Seven of the nominees were elected by the Series’ shareholders at a meeting of shareholders in November 2009. Since the 2009 meeting, three of the nominees were appointed by the Board — Mary Davis Holt, who was initially appointed to the Board in 2015, and Nariman Farvardin and Alexandra Trower, each of whom were appointed to the Board in 2018. One of the nominees — Michael C. Gitlin — is newly nominated for election at this Shareholder Meeting.

Voting instruction forms and proxy cards received by the Series will be voted for all nominees listed below unless a voting instruction form or proxy card contains specific instructions to the contrary. If elected by shareholders, each nominee’s term in office will commence on January 1, 2019 and will continue until his or her resignation, death or disability, or until his or her successor is elected and qualified.

Each nominee has consented to serve on the Board if elected by shareholders. If, however, before the election, any nominee refuses or is unable to serve, proxies may be voted for a replacement nominee, if any, designated by the Board.

Leonard R. Fuller and Frank M. Sanchez plan to retire from the Board at the end of 2018. Messrs. Fuller and Sanchez will remain on the Board until their retirement (or, if later, until their respective successors are elected and qualified) but will not stand for election at the upcoming Shareholder Meeting. Pertinent information about each of these Trustees is included in the following table.

THE BOARD OF THE SERIES RECOMMENDS THAT

YOU VOTE “FOR” EACH OF THE FOLLOWING NOMINEES.

PROXIES WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES,

UNLESS OTHERWISE SPECIFIED.

Trustee and Nominee Information

The Series’ nominating and governance committee and Board select nominees with a view toward constituting a Board that, as a body, possesses the qualifications, skills, attributes and experience to appropriately oversee the actions of the Series’ service providers, decide upon matters of general policy and represent the long-term interests of Series shareholders. In doing so, they consider the qualifications, skills, attributes and experience of the current Board members, with a view toward maintaining a Board that is diverse in viewpoint, experience, education and skills.

The Series seeks nominees who have high ethical standards and the highest levels of integrity and commitment, who have inquiring and independent minds, mature judgment, good communication skills, and other complementary personal qualifications and skills that enable them to function effectively in the context of the Series’ board and committee structure and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities.

Each nominee has a significant record of accomplishments in governance, business, not-for-profit organizations, government service, academia, law, accounting or other professions. Although no single list could identify all experience upon which the Series’ independent trustees draw in connection with their service, the following table summarizes key experience for each nominee. These references to the qualifications, attributes and skills of the nominees are pursuant to federal proxy disclosure requirements, and shall not be deemed to impose any greater responsibility or liability on any nominee, trustee or the Board as a whole. Notwithstanding the accomplishments listed below, none of the nominees is considered an “expert” within the meaning of the federal securities laws with respect to information in this Proxy Statement.

Nominee name and year of birth	Position with the Series2	Year first elected a Trustee of the Series	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen3	Other directorships4 held during past five years
Independent Trustee1
William H. Baribault 1945	Trustee	2009	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	81	General Finance Corporation
James G. Ellis 1947	Trustee	2010	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	91	Mercury General Corporation Former director of Quiksilver, Inc. (until 2014)

Nominee name and year of birth	Position with the Series2	Year first elected a Trustee of the Series	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen3	Other directorships4 held during past five years
Nariman Farvardin 1956	Trustee	2018	President, Stevens Institute of Technology	78	Former director of JPMorgan Value Opportunities Fund, Inc. (until 2014)
Leonard R. Fuller5 1946	Trustee	1999	Private investor; former President and CEO, Fuller Consulting (financial management consulting)	None	None
Mary Davis Holt 1950	Trustee	2015-2016; 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993-2003)	78	None
R. Clark Hooper 1946 Chair of the Board (Independent and non-executive)	Trustee	2010	Private investor	81	Former director of JPMorgan Value Opportunities Fund, Inc. (until 2014); The Swiss Helvetia Fund, Inc. (until 2016)
Merit E. Janow 1958	Trustee	2007	Dean and Professor, Columbia University, School of International and Public Affairs	80	MasterCard Incorporated; Trimble Inc. Former director of the NASDAQ Stock Market LLC (until 2016)
Laurel B. Mitchell, PhD 1955	Trustee	2010	Chair, California Jump$tart Coalition for Personal Financial Literacy; part-time faculty, Pomona College; Professor Emerita, University of Redlands; former Distinguished Professor of Accounting, University of Redlands; former Director, Accounting Program, University of Redlands	78	None
Frank M. Sanchez5 1943	Trustee	2010	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	None	None
Margaret Spellings 1957	Trustee	2010	President, The University of North Carolina; former President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce	82	Former director of Apollo Education Group, Inc. (until 2013); ClubCorp Holdings, Inc. (until 2017)

Nominee name and year of birth	Position with the Series2	Year first elected a Trustee of the Series	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen3	Other directorships4 held during past five years
Alexandra Trower 1964	Trustee	2018	Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	77	None
Interested Trustees6
Donald D. O’Neal 1960	President and Trustee	1998	Partner – Capital International Investors, Capital Research and Management Company; Director, Capital Research and Management Company	29	None

Michael C. Gitlin 1970	Nominee	N/A	Partner – Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.7; served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	77	None

1	The term independent trustee refers to a Trustee who is not an “interested person” of the Series within the meaning of the 1940 Act.
2	Trustees and officers of the Series serve until their resignation, removal or retirement.
3	Funds managed by CRMC or its affiliates. The number of portfolios within the fund complex overseen by a Trustee includes the portfolios that a nominee would oversee if elected for the Series and the other American Funds.
4	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by CRMC or its affiliates) that are held by each Trustee as a director/trustee of a public company or a registered investment company. Unless otherwise noted, all directorships/trusteeships are current.
5	Messrs. Fuller and Sanchez plan to retire from the Board (and from the boards of the other American Funds on which they serve) at the end of 2018. They will remain on the Board until their retirement (or, if later, until their respective successors are elected and qualified) but will not stand for election at the Shareholder Meeting.
6	The term interested trustee refers to a Trustee who is an “interested person” of the Series within the meaning of the 1940 Act, on the basis of his or her affiliation with the Series’ investment adviser, CRMC, or affiliated entities.
7	Company affiliated with CRMC.

Correspondence intended for Trustees or nominees may be sent to 333 South Hope Street, 55th Floor, Los Angeles, California 90071, Attention: Secretary.

Board leadership structure

The chair of the Series’ Board is currently an independent Trustee who is not an “interested person” of the Series within the meaning of the 1940 Act (an “Independent Trustee”). The Board has determined that an independent chair facilitates oversight and enhances the effectiveness of the Board. The independent chair’s duties include, without limitation, generally presiding at meetings of the Board, approving Board meeting schedules and agendas, leading meetings of the Independent Trustees in executive session, facilitating communication with committee chairs and serving as the principal Independent Trustee contact for Series management and independent counsel to the Trustees and the Series.

Board role in risk oversight

The operations of the Series are supervised by the Board, which meets periodically and performs duties required by applicable state and federal laws. Day-to-day management of the Series, including risk management, is the responsibility of the Series’ contractual service providers, including the Series’ investment adviser, distributor and transfer agent. Each of these entities is responsible for specific portions of the Series’ operations, including the processes and associated risks relating to the investments of the Series’ individual portfolio funds, integrity of cash movements, financial reporting, operations and compliance. The Board oversees the service providers’ discharge of their responsibilities, including the processes they use. In that regard, the Board receives reports regarding the operations of the Series’ service providers, including risks. For example, the Board receives reports from investment professionals regarding risks related to the series funds’ investments and trading. The Board also receives compliance reports from the chief compliance officers of the Series and CRMC addressing certain areas of risk.

As described in greater detail below, the Board has organized three standing committees, each of which is comprised entirely of Independent Trustees: an audit committee, a contracts committee and a nominating and governance committee. Those committees also explore risk management procedures in particular areas and report back to the full Board.

Not all risks that may affect the Series can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the objectives of each portfolio fund of the Series. As a result of the foregoing and other factors, the ability of the Series’ service providers to eliminate or mitigate risks is subject to limitations.

Board committees and membership

During the fiscal year ended December 31, 2017 (“fiscal 2017”), the Series held four Board meetings. As noted above and described in further detail below, the Board has also organized standing committees of the Board, each of which holds separate committee meetings. During fiscal 2017, all incumbent trustees attended all of the meetings of the Board and committees on which he or she served.

The Series has an audit committee comprised of Leonard R. Fuller, Mary Davis Holt, Laurel B. Mitchell, Frank M. Sanchez and Alexandra Trower. The committee provides oversight regarding the Series’ accounting and financial reporting policies and practices, its internal controls and the internal controls of the Series’ principal service providers. The committee acts as a liaison between the Series’ independent registered public accounting firm and the full Board. The audit committee held five meetings during the 2017 fiscal year.

The Series has a contracts committee comprised of all of the Board’s Independent Trustees. The committee’s principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the Series and/or the Series’ portfolio funds and their investment adviser or the investment adviser’s affiliates, such as the Investment Advisory and Service Agreement and the Plan of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act, that the Series and/or funds may enter into, renew or continue, and to make its recommendations to the Series’ full Board on these matters. The contracts committee held one meeting during the 2017 fiscal year.

The Series has a nominating and governance committee comprised of William H. Baribault, James G. Ellis, Nariman Farvardin, R. Clark Hooper, Merit E. Janow and Margaret Spellings. The nominating and governance committee operates under a written charter set forth in Exhibit A of this Proxy Statement. The nominating and governance committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board. The nominating and governance committee also coordinates annual self-assessments of the Board and evaluates, selects and nominates Independent Trustee candidates to the full Board. While the nominating and governance committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the nominating and governance committee of the Series, addressed to the Series’ secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee (see also the section of this Proxy Statement titled “Shareholder Proposals”). The nominating and governance committee held two meetings during the 2017 fiscal year.

Trustee compensation and Series ownership

Compensation paid to each Independent Trustee for his or her service as a member of the Series’ Board during fiscal 2017 is set forth in the table on the following page. The value of Series shares owned by each Trustee or nominee as of June 30, 2018 is also set forth in the table on the following page. No compensation is paid by the Series to any Trustee who is affiliated with the Series’ investment adviser.

No pension or retirement benefits are accrued as part of the Series’ expenses. Independent Trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the Series.

Compensation and fund ownership

The following table sets forth for each nominee or continuing trustee the total compensation paid to him or her by the Series and by all the other American Funds that he or she oversaw as a director or trustee during the most recent fiscal year, as well as the value of his or her holdings in the Series and in all the other American Funds he or she oversees (or would oversee, if elected) as a director or trustee as of June 30, 2018. As of June 30, 2018, the nominees, continuing trustees and officers of the Series owned, in aggregate, less than 1% of the Series’ outstanding shares.

Name	Aggregate compensation from Series (inc. voluntarily deferred compensation1)	Total compensation from Series and all other American Funds (inc. voluntarily deferred compensation1)	Dollar range2 of Series shares owned3	Aggregate dollar range2 of shares owned in Series3 and other overseen American Funds	Dollar range2 of deferred compensation1 allocated to Series	Aggregate dollar range2 of deferred compensation1 allocated to Series and other overseen American Funds
Independent Trustees4
William H. Baribault	$79,433	$385,500	None	Over $100,000	N/A5	Over $100,000
James G. Ellis	79,131	392,000	None	Over $100,000	N/A5	N/A
Nariman Farvardin6	N/A	187,500	None	Over $100,000	N/A5	Over $100,000
Leonard R. Fuller	84,743	382,000	None	$10,001-$50,000	N/A5	Over $100,000
Mary Davis Holt	44,423	264,834	None	Over $100,000	N/A5	N/A
R. Clark Hooper	92,853	463,800	None	Over $100,000	N/A5	Over $100,000
Merit E. Janow	81,866	364,000	None	Over $100,000	N/A5	N/A
Laurel B. Mitchell	101,330	294,500	None	Over $100,000	N/A5	Over $100,000
Frank M. Sanchez	98,008	283,500	None	$1-$10,000	N/A5	N/A
Margaret Spellings	66,929	438,400	None	Over $100,000	N/A5	Over $100,000
Alexandra Trower6	N/A	N/A	None	$10,001-$50,000	N/A5	$50,001-$100,000
Interested Trustees7
Michael C. Gitlin8	None9	None9	None	Over $100,000	None9	None9
Donald D. O’Neal	None9	None9	None	Over $100,000	None9	None9

1	Amounts may be deferred by eligible Trustees under a nonqualified deferred compensation plan adopted by the Series. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the Trustees. Compensation shown in this table for the most recent fiscal year does not include earnings on amounts deferred in previous fiscal years.
2	Ownership disclosure is made using the following ranges: None; $1–$10,000; $10,001–$50,000; $50,001–$100,000 and Over $100,000. The amounts listed for Interested Trustees include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
3	Shares of the funds in the Series may only be owned by purchasing variable annuity and variable life insurance contracts. Each nominee’s need for variable annuity or variable life insurance contracts and the role those contracts would play in his or her comprehensive investment portfolio will vary and depend on a number of factors, including tax, estate planning, life insurance, alternative retirement plans or other considerations.
4	An Independent Trustee refers to a Trustee who is not an “interested person” of the Series within the meaning of the 1940 Act.
5	The funds in the Series are not available for investment in the Independent Trustees’ deferred compensation plan.
6	Nominee who was not an Independent Trustee of the Series at the close of the most recent fiscal year end period; therefore, the nominee did not receive any compensation from the Series during fiscal 2017. Ms. Trower and Dr. Farvardin were appointed to the Board effective January 1, 2018.
7	An Interested Trustee refers to a Trustee who is an “interested person” of the Series within the meaning of the 1940 Act on the basis of his or her affiliation with CRMC or affiliated entities.
8	Nominee who is not a current Trustee of the Series.
9	No compensation is paid by the Series or any other American Fund to any Trustee who is affiliated with CRMC.

Executive officers

Following are the executive officers of the Series as of the date of this Proxy Statement. Each officer listed was appointed and each will hold office until his or her resignation, removal or retirement, or until a successor is duly elected and qualified.

Name (current officer position) and year of birth	Principal occupation(s) during past five years and positions held with affiliated entities, or the Principal Underwriter of the Series if any	Year first elected an officer of the Series
Alan N. Berro (President) 1960	Partner – Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company	1998
Donald D. O’Neal (President) 1960	Partner – Capital International Investors, Capital Research and Management Company; Director, Capital Research and Management Company	1998
Maria Manotok (Executive Vice President) 1974	Senior Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company; Director, Capital Guardian Trust Company1	2012
John H. Smet (Senior Vice President) 1956	Partner – Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company	1994
Martin Jacobs (Vice President) 1962	Partner – Capital Research Global Investors, Capital Research and Management Company	2016
Carl M. Kawaja (Vice President) 1964	Partner – Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.1	2008
Sung Lee (Vice President) 1966	Partner – Capital Research Global Investors, Capital International, Inc.1	2008
S. Keiko McKibben (Vice President) 1969	Partner – Capital Research Global Investors, Capital Research and Management Company	2010
Renaud H. Samyn (Vice President) 1974	Partner – Capital Research Global Investors, Capital International, Inc.1	2010
Dylan Yolles (Vice President) 1969	Partner – Capital International Investors, Capital Research and Management Company	2012

Name (current officer position) and year of birth	Principal occupation(s) during past five years and positions held with affiliated entities, or the Principal Underwriter of the Series if any	Year first elected an officer of the Series
Steven I. Koszalka (Secretary) 1964	Vice President – Fund Business Management Group, Capital Research and Management Company	2003
Gregory F. Niland (Treasurer) 1971	Vice President – Investment Operations, Capital Research and Management Company	2008
Susan K. Countess (Assistant Secretary) 1966	Associate – Fund Business Management Group, Capital Research and Management Company	2014
Brian C. Janssen (Assistant Treasurer) 1972	Vice President – Investment Operations, Capital Research and Management Company	2015
Dori Laskin (Assistant Treasurer) 1951	Vice President – Investment Operations, Capital Research and Management Company	2010

1	Company affiliated with CRMC.

No officer, director or employee of CRMC receives any remuneration from the Series. All of the executive officers listed, with the exception of Martin Jacobs, S. Keiko McKibben and Renaud H. Samyn, are also officers and/or directors/trustees of one or more of the other American Funds for which CRMC serves as investment adviser.

Board correspondence

The Series does not hold annual meetings of shareholders and, therefore, does not have a policy with regard to Board member attendance at such meetings. If a contractholder or shareholder wishes to send a communication to the Board, or to a specified Trustee, the communication should be submitted in writing to the Secretary of the Series at 333 South Hope Street, 55th Floor, Los Angeles, California 90071, who will forward such communication to the applicable Board member(s).

PART II

ADDITIONAL INFORMATION ABOUT THE SERIES

THE INVESTMENT ADVISER. CRMC, an experienced investment management organization founded in 1931, serves as investment adviser to the Series and to each of its portfolio funds. CRMC is a wholly owned subsidiary of The Capital Group Companies, Inc. and is located at 333 South Hope Street, Los Angeles, California 90071. CRMC manages the investment portfolios and business affairs of the Series and its portfolio funds pursuant to an Investment Advisory and Service Agreement with the Series.

THE TRANSFER AGENT. American Funds Service Company, a wholly-owned subsidiary of CRMC, maintains the records of Separate Accounts invested in the

Series, processes purchases and redemptions of the Series’ shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, California 92618.

THE CUSTODIAN. State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, is the custodian for the cash and securities of the Series.

OTHER MATTERS. The Series’ last audited financial statements and most recent annual and semi-annual reports are available free of charge. Copies of these documents can be obtained by writing to the secretary of the Series at 333 South Hope Street, Los Angeles, California 90071 or by calling American Funds Service Company, toll free, at (800) 421-4225.

PRINCIPAL SHAREHOLDERS. As of June 30, 2018, there were 6,418,275,111 shares of the Series outstanding.

No Shareholder is known by the Series to have been a beneficial owner of more than 5% of any class of the Series’ shares as of June 30, 2018.

As of June 30, 2018, the officers and Trustees of the Series, as a group, owned of record and beneficially less than 1% of the outstanding voting securities of the Series.

AUDIT COMMITTEE

AUDIT COMMITTEE AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Series’ Audit Committee acts as the liaison between the full Board and the Series’ independent registered public accounting firm (“auditors”). The Audit Committee is responsible for the appointment, compensation and retention of the Series’ auditors, including evaluating their independence, recommending the selection of the Series’ auditors to the full Board, and meeting with such auditors to consider and review matters relating to the Series’ financial reports and internal accounting. The Audit Committee is currently comprised of Leonard R. Fuller, Mary Davis Holt, Laurel B. Mitchell, Frank M. Sanchez and Alexandra Trower.

SELECTION OF AUDITORS. The Audit Committee and the Board have selected PricewaterhouseCoopers LLP (“PwC”) as auditors of the Series for the current fiscal year. The Series does not expect representatives of PwC to be present at the Shareholder Meeting; however, representatives of PwC will have the opportunity to make a statement if they wish and will be available should any matter arise requiring their presence.

AUDIT FEES. The aggregate fees paid to PwC by the Series for professional services rendered for the audit of the Series’ annual financial statements or for services that are normally provided in connection with statutory and regulatory filings or engagements were $703,000 for the fiscal year ended December 31, 2016 (“fiscal 2016”) and $701,000 for fiscal 2017.

AUDIT-RELATED FEES. No fees were paid to PwC by the Series for fiscal 2016 and fiscal 2017 for assurance and other services rendered that are reasonably related to the performance of the audit or review of the Series’ financial statements and not reported under “Audit Fees” above.

TAX FEES. The aggregate fees paid to PwC by the Series for tax compliance, tax advice or tax planning services (“tax services”) rendered by PwC to the Series were $155,000 for fiscal 2016 and $168,000 for fiscal 2017. The tax services for which these fees were paid related to the preparation of the Series’ tax returns.

ALL OTHER FEES. The Series did not pay any fees for products or services provided by PwC to the Series, other than those reported above, for the fiscal 2016 and fiscal 2017.

AGGREGATE NON-AUDIT FEES. The aggregate fees paid to PwC by the Series for non-audit services provided to the Series, to CRMC and to any entity controlling, controlled by, or under common control with CRMC that provides ongoing services to the Series were $185,000 for fiscal 2016 and $168,000 for fiscal 2017. The Audit Committee has determined that the provision of such non-audit services, including tax-related services, that were rendered to CRMC and to any entities controlling, controlled by, or under common control with CRMC that provide ongoing services to the Series is compatible with maintaining PwC’s independence.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. The Audit Committee has adopted pre-approval policies and procedures that require all audit, audit-related, tax and other services provided by PwC be pre-approved by the Audit Committee. The Audit Committee has further delegated the authority to review and pre-approve such fees for services not to exceed an aggregate amount of $5,000 to the Audit Committee Chair, provided the Audit Committee Chair reports such matters to the full Audit Committee at its next meeting.

FURTHER INFORMATION ABOUT VOTING AND THE SHAREHOLDER MEETING

SOLICITATION OF PROXIES AND VOTING INSTRUCTION FORMS. The vote of shareholders of the Series is being solicited by, and on behalf of, the Trustees of the Series. The Participating Insurance Companies have agreed to solicit the vote of contractholders whose Variable Contracts have an interest in the Series. The cost of soliciting proxies and voting instruction forms, including the fees of a proxy soliciting agent, will be borne by the Series. The Series expects that the solicitation will be primarily by mail, but may also include telephone, facsimile, electronic or other means of communication. If the Series does not receive your proxy or voting instruction form by a certain time you may receive a telephone call from the proxy soliciting agent asking you to vote. At this time we do not anticipate that solicitation of contractholders’ votes by telephone will be conducted, but, even if such solicitation becomes necessary, we estimate the total costs associated with obtaining shareholder approval of the Proposal, including printing and mailing of this Proxy Statement and solicitation of contractholders’ votes, will average across the Series less than $1.00 per contractholder account. Authorization to permit the proxy soliciting agent to execute proxies may be obtained by telephonic or other means of instructions from shareholders of the Series. The Series does not reimburse Trustees and officers of the Series, or regular employees and agents of CRMC involved in any solicitation. The Series intends to pay all costs associated with the solicitation and the Shareholder Meeting. Such costs will be allocated among the portfolio funds of the Series.

QUORUM. Holders of a majority of the outstanding shares of the Series, present in person or represented by proxy, constitute a quorum at the Shareholder Meeting for purposes of acting upon the Proposal. Proxies returned with respect to shares whose proxy instructions reflect an abstention on the Proposal will be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Shares for which no voting instructions are given by a contractholder will generally be voted by the Participating Insurance Company, if required, in proportion to the voting instructions for those shares for which timely instructions are received. The effect of this proportional voting is that the required quorum of shares for purposes of acting upon the Proposal will likely be reached even if most contractholders fail to provide voting instructions. Certain Participating Insurance Companies may require a certain threshold of response from contractholders to be met before employing this proportional voting.

METHOD OF TABULATION. Approval of the Proposal requires the affirmative vote of a majority of the votes cast in person or by proxy at the Shareholder Meeting. Abstentions will be treated as votes present at the Shareholder Meeting, but will not be treated as votes cast. Abstentions, therefore, will have no effect on the Proposal. Voting instruction forms and proxy cards that are signed and dated, but not completed, will be voted “FOR” each of the nominees.

ADJOURNMENT. Whether or not a quorum is present, the Shareholder Meeting may be adjourned by a majority of the votes properly cast upon the question of adjourning the Shareholder Meeting to another date, time and place. The Shareholder Meeting may also be adjourned to another date, time or place by the chairman of the meeting. Such authority to adjourn the Shareholder Meeting may be exercised if a quorum is not present at the Shareholder Meeting, or, if a quorum is present but sufficient votes have not been received to approve the Proposal or for any other reason consistent with applicable law and the Series’ charter, by-laws or other governing documents, including to allow for the further solicitation of proxies. Any adjournment may be made with respect to any business which might have been transacted at such Shareholder Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Shareholder Meeting prior to adjournment. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of the Series on questions of adjournment and on any other proposals raised at the Shareholder Meeting to the extent permitted by federal proxy rules, including proposals for which management of the Series did not have timely notice.

SHAREHOLDER PROPOSALS. The Series is not required and does not intend to hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in the Series’ proxy statement for its next meeting of shareholders should send a written proposal to the Series’ office at 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary, so that it is received within a reasonable time in advance of such meeting in order to be included in the Series’ proxy statement and proxy card relating to that meeting and presented at the meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law, and other governing instruments. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Series’ proxy statement or presented at the meeting.

REVOKING YOUR VOTING INSTRUCTIONS OR PROXIES. If you are a contractholder, you may revoke your voting instructions by sending a written notice to the applicable Participating Insurance Company expressly revoking your instructions, by signing and forwarding to the Participating Insurance Company later-dated voting instructions, or otherwise giving notice of revocation at the Shareholder Meeting. If you are a direct owner of Series shares, you may revoke your proxies at any time before they are voted by forwarding a written revocation or a later-dated proxy to the Series, provided that is received by the Series at or prior to the Shareholder Meeting, or by attending the Shareholder Meeting and voting in person.

OTHER BUSINESS. No business other than the matter described above is expected to come before the Shareholder Meeting, but should any other matter requiring a vote of any of the Series’ shareholders arise, including any questions as to an adjournment or postponement of the Shareholder Meeting, the persons designated as proxies named on the enclosed proxy card will vote on such matters in accordance with the views of management.

By Order of the Board of Trustees of the Series,

Steven I. Koszalka

Secretary

August 31, 2018

EXHIBIT A

FORM OF

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

I.	COMMITTEE ORGANIZATION

The Nominating and Governance Committee (the “Committee”), a committee established by the Board of Directors/Trustees (the “Board”) of the Fund/Trust, will be comprised solely of members of the Board who are not considered “interested persons” of the Fund/Trust under the Investment Company Act of 1940 (the “Act”), and who are otherwise independent. To be considered independent a member may not, other than in his or her capacity as a member of the Board, the Committee or any other committee of the Board, accept any consulting, advisory or other compensatory fee from the Fund/Trust, or be a former officer or director of Capital Research and Management Company (“CRMC”) or any of its affiliates.

The Board will appoint the members of the Committee. If the Board has not designated a Chair of the Committee, the Committee members may designate a Chair by majority vote of all members. The Committee will be composed of at least three independent board members. The Fund’s/Trust’s Secretary will serve as Secretary of the Committee.

The Committee will meet with the frequency, and at the times, determined by the Committee Chair or a majority of Committee members. Under normal circumstances, the Committee is expected to meet at least annually. The Chair will cause notice of each meeting, together with the agenda and any related material, to be sent to each member, normally at least one week before the meeting. The Chair will cause minutes of each Committee meeting to be prepared and distributed to Committee members promptly. The Committee may ask independent legal counsel, representatives of CRMC or others to attend Committee meetings and provide pertinent information as necessary or desirable. The Committee may also meet in executive session.

II.	DUTIES AND RESPONSIBILITIES

The Committee will:

(a)	Evaluate the size and composition of the Board, and formulate policies and objectives concerning the desired mix of independent board member skills and characteristics. In doing so, the Committee will take into account all factors it considers relevant, including experience, demonstrated capabilities, independence, commitment, reputation, background, understanding of the investment business and understanding of business and financial matters generally. Where feasible and appropriate, the Committee will seek to enhance the diversity of Board membership. The Committee will also consider Board member succession issues.

(b)	Identify and screen independent board member candidates for appointment to the Board, and submit final recommendations to the full Board for approval.1 The Committee will, in identifying and screening candidates, consider any policies and objectives it has previously formulated concerning independent board member skills and characteristics.

(c)	Review independent board member compensation at least every two years, and expense-reimbursement policies as appropriate. The Committee will make recommendations on these matters to the full Board.2

(d)	Review material, including information drawn from independent board member questionnaires, relating to positions, transactions and relationships that could reasonably bear on the independence of board members or raise concerns regarding potential conflicts of interest.

(e)	Make recommendations to the full Board concerning the appointment of the Chairman and Vice Chairman of the Board.

(f)	Make recommendations to the full Board concerning the appointment of independent board members to the Board’s committees. The Committee may make recommendations to the full Board concerning the appointment of the Chair of each Board committee and periodic changes in those appointments and designations.3

(g)	Periodically consider the responsibilities of Board committees, the continuing need for each committee, the possible need for additional committees, and the desirability of combining or reorganizing committees, and make recommendations to the full Board with respect to such matters.

(h)	Participate in discussions regarding the annual assessment of the Board’s performance and review, discuss and make recommendations to the Board relating to those issues arising from such assessment.

(i)	Consider governance-related matters and recommend to the Board any actions related to such matters as the Committee may deem necessary or advisable from time to time.

1	Committee members are encouraged to be alert to potential candidates on an ongoing basis, so that a pool of prospects is available for consideration when needs arise. As part of the identification and screening process, the Committee may consider candidates CRMC suggests, and may involve CRMC representatives in screening candidates. However, the decision to approve candidates for submission to the Board will be made exclusively by the Committee.

2	Board member compensation recommendations may take into account the size of the Fund, the demands placed on the independent board members, the practices of other mutual fund groups, the need to attract and retain qualified independent board members, any relevant regulatory or judicial developments, and other considerations deemed appropriate by the Committee.

3	Recommendations in this area will be made after consideration of all relevant factors, including the desires and capacities of individual board members, and their roles on the boards and board committees of other funds managed by CRMC. Formal term limits for committee members or Chairs are not necessary, but the Committee will periodically consider their terms of service and the possible desirability of changes.

III.	AUTHORITY AND RESOURCES

The Committee will have the resources and authority appropriate to discharge its responsibilities, including, among other things, the authority to retain a search firm to assist the Committee in identifying, screening and attracting independent board members.

Independent legal counsel to the independent board members will serve as independent legal counsel to the Committee.

IV.	POLICIES AND PROCEDURES

The Committee’s policies and procedures may change from time to time to reflect new or evolving business conditions or nominating committee practices. In meeting its responsibilities, the Committee is expected to:

(a)	Provide oversight regarding the orientation of new independent board members.4 The Committee Chair will designate an experienced independent board member to assist, and be available to, each new independent board member during his or her first year of service on the Board.

(b)	Consider, at such times as the Committee may deem appropriate, whether the composition of the Board and of its committees reflect an appropriate blend of skills, backgrounds and experience, in relation to the goal of maximizing their effectiveness. The Committee may also consider the effectiveness of meetings, including their frequency, scheduling and duration, adequacy and focus of agendas, and material and presentations, and, as appropriate, Board member attendance.

(c)	Periodically review and reassess the adequacy of this Charter, and recommend to the full Board any changes deemed advisable.

4	It is expected that orientation material will be provided to each new board member and one or more orientation sessions arranged. These sessions should be geared towards providing a working knowledge of the duties and obligations of mutual fund board members and their role in overseeing mutual fund investments and operations. Orientation sessions may be facilitated by or include members of the Committee, representatives of CRMC and/or independent legal counsel, as appropriate. New independent board members are encouraged to participate in other educational opportunities, including those provided by the Investment Company Institute.

Visit us at americanfunds.com.

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Litho in USA CRMC/DFS/9964-S69093

AMERICAN FUNDS INSURANCE SERIES® - PROXY CARD

FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 28, 2018

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement. The undersigned, revoking all previous proxies, hereby appoints Paul F. Roye and Erik A. Vayntrub, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent and vote on behalf of the undersigned, as a shareholder of each Fund listed below, at the Special Shareholder Meeting of the Series to be held at the office of Capital Group, 333 South Hope Street, Los Angeles, CA 90071 on Wednesday, November 28, 2018 at 9:00 a.m. Pacific time, and any adjournments or postponements thereof on all matters coming before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder or, if no direction is indicated, “FOR” each trustee nominee in the Proposal, and in accordance with the discretion of the proxies as to any other matter that is properly presented at the Special Meeting of Shareholders.

IMPORTANT NOTICE

REGARDING THE AVAILABILITY OF PROXY MATERIAL

for the Special Meeting of Shareholders on November 28, 2018.

The Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/afs-30093

VOTE ON THE INTERNET Log on to: https://www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

AFS_30093_083118

FUNDS	FUNDS	FUNDS
Fundname1	Fundname2	Fundname3
Fundname4	Fundname5	Fundname6
Fundname7	Fundname8	Fundname9
Fundname10	Fundname11	Fundname12
Fundname13	Fundname14	Fundname15
Fundname16	Fundname17	Fundname18
Fundname19	Fundname20	Fundname21
Fundname22	Fundname23	Fundname24
Fundname25	Fundname26	Fundname27

Fundname28

PLEASE REVIEW THE OTHER SIDE OF THIS CARD FOR YOUR PROPOSAL.

THANK YOU FOR PARTICIPATING, YOUR VOTE IS IMPORTANT!

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH BOARD MEMBER NOMINEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A   Proposal

1. To Elect Trustees: To withhold authority to vote for any individual nominee(s) mark the box “For All Except” and write the nominee number on the line provided.

01. William H. Baribault	02. James G. Ellis	03. Nariman Farvardin	04. Michael C. Gitlin
05. Mary Davis Holt	06. R. Clark Hooper	07. Merit E. Janow	08. Laurel B. Mitchell
09. Donald D. O’Neal	10. Margaret Spellings	11. Alexandra Trower

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 Fundname1	☐	☐	☐	02 Fundname2	☐	☐	☐
03 Fundname3	☐	☐	☐	04 Fundname4	☐	☐	☐
05 Fundname5	☐	☐	☐	06 Fundname6	☐	☐	☐
07 Fundname7	☐	☐	☐	08 Fundname8	☐	☐	☐
09 Fundname9	☐	☐	☐	10 Fundname10	☐	☐	☐
11 Fundname11	☐	☐	☐	12 Fundname12	☐	☐	☐
13 Fundname13	☐	☐	☐	14 Fundname14	☐	☐	☐
15 Fundname15	☐	☐	☐	16 Fundname16	☐	☐	☐
17 Fundname17	☐	☐	☐	18 Fundname18	☐	☐	☐
19 Fundname19	☐	☐	☐	20 Fundname20	☐	☐	☐
21 Fundname21	☐	☐	☐	22 Fundname22	☐	☐	☐
23 Fundname23	☐	☐	☐	24 Fundname24	☐	☐	☐
25 Fundname25	☐	☐	☐	26 Fundname26	☐	☐	☐
27 Fundname27	☐	☐	☐	28 Fundname28	☐	☐	☐

BB Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box

Scanner bar code

xxxxxxxxxxxxxx AFS 30093 M xxxxxxxx	+

AMERICAN FUNDS INSURANCE SERIES® - VOTING INSTRUCTION CARD

FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 28, 2018

THIS INSTRUCTION IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

INSURANCE COMPANY DROP-IN

The above-referenced insurance company (the “Company”) is using this Voting Instruction Card to solicit voting instructions from its contract owners who hold unit values in a separate account of the Company that invests in the below-named fund(s) (the “Fund(s)”).

The undersigned contract owner instructs the Company to vote, at the Special Meeting of Shareholders of American Funds Insurance Series® and at any adjournments or postponements thereof, all shares of the Fund(s) attributable to his or her contract or interest in the relevant separate account as directed below. The undersigned acknowledges receipt of the Proxy Statement.

If you sign on the reverse side but do not mark instructions, the Company will vote all shares of the Fund(s) attributable to your account value “FOR” each trustee nominee in the Proposal. If you fail to return this Voting Instruction Card, the Company will vote all shares attributable to your account value in proportion to the timely voting instructions actually received from contract owners in the separate account.

IMPORTANT NOTICE

REGARDING THE AVAILABILITY OF PROXY MATERIAL

for the Special Meeting of Shareholders on November 28, 2018.

The Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/afs-30093

VOTE ON THE INTERNET Log on to: https://www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours

AFS_30093_083118_VI

FUNDS	FUNDS	FUNDS
Fundname1	Fundname2	Fundname3
Fundname4	Fundname5	Fundname6
Fundname7	Fundname8	Fundname9
Fundname10	Fundname11	Fundname12
Fundname13	Fundname14	Fundname15
Fundname16	Fundname17	Fundname18
Fundname19	Fundname20	Fundname21
Fundname22	Fundname23	Fundname24
Fundname25	Fundname26	Fundname27

Fundname28

PLEASE REVIEW THE OTHER SIDE OF THIS CARD FOR YOUR PROPOSAL.

THANK YOU FOR PARTICIPATING, YOUR VOTE IS IMPORTANT!

THIS INSTRUCTION IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH BOARD MEMBER NOMINEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A   Proposal

1. To Elect Trustees: To withhold authority to vote for any individual nominee(s) mark the box “For All Except” and write the nominee number on the line provided.

01. William H. Baribault	02. James G. Ellis	03. Nariman Farvardin	04. Michael C. Gitlin
05. Mary Davis Holt	06. R. Clark Hooper	07. Merit E. Janow	08. Laurel B. Mitchell
09. Donald D. O’Neal	10. Margaret Spellings	11. Alexandra Trower

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 Fundname1	☐	☐	☐	02 Fundname2	☐	☐	☐
03 Fundname3	☐	☐	☐	04 Fundname4	☐	☐	☐
05 Fundname5	☐	☐	☐	06 Fundname6	☐	☐	☐
07 Fundname7	☐	☐	☐	08 Fundname8	☐	☐	☐
09 Fundname9	☐	☐	☐	10 Fundname10	☐	☐	☐
11 Fundname11	☐	☐	☐	12 Fundname12	☐	☐	☐
13 Fundname13	☐	☐	☐	14 Fundname14	☐	☐	☐
15 Fundname15	☐	☐	☐	16 Fundname16	☐	☐	☐
17 Fundname17	☐	☐	☐	18 Fundname18	☐	☐	☐
19 Fundname19	☐	☐	☐	20 Fundname20	☐	☐	☐
21 Fundname21	☐	☐	☐	22 Fundname22	☐	☐	☐
23 Fundname23	☐	☐	☐	24 Fundname24	☐	☐	☐
25 Fundname25	☐	☐	☐	26 Fundname26	☐	☐	☐
27 Fundname27	☐	☐	☐	28 Fundname28	☐	☐	☐

BB Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box

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xxxxxxxxxxxxxx AFS 30093 M xxxxxxxx	+